CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB for the year ended June 30, 2007 (the “Report”) of MSB Financial Corp. (the “Corporation”) as filed with the Securities and Exchange Commission on the date hereof, we, Gary T. Jolliffe, President and Chief Executive Officer, and Jeffrey E. Smith, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Gary T. Jolliffe	/s/ Jeffrey E. Smith
Gary T. Jolliffe	Jeffrey E. Smith
President and CEO	Vice President and CFO

September 28, 2007	September 28, 2007